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                                                                   EXHIBIT 10.23


                           THOMAS H. LEE PARTNERS, LP
                                 75 STATE STREET
                           BOSTON, MASSACHUSETTS 02109
                             TELEPHONE 617-227-1050
                                FAX 617-227-3514

                                  July 12, 2002

Mr. Arthur E. Reiner
Chairman of the Board
Finlay Enterprises, Inc.
529 Fifth Avenue
New York, New York 10017

         Re: Sale of Shares of Common Stock of Finlay Enterprises, Inc.
             ----------------------------------------------------------

Dear Mr. Reiner:

         This letter confirms the agreement of Thomas H. Lee Equity Partners, L.P. ("Equity Partners") and the persons and entities listed on the attached Schedule A (collectively with Equity Partners the "THL Group") to sell to Finlay Enterprises, Inc. (the "Company") an aggregate of 50,000 shares (the "Shares") of the common stock of the Company, on the terms set forth herein.

         1) Simultaneously with the execution and delivery of this Letter Agreement, (i) the Company shall purchase from the THL Group, and the THL Group shall sell to the Company, the Shares at a price of $14.25 per share, or an aggregate price of $712,500 (the "Purchase Price"), and (ii) the Company shall deliver to the THL Group the Purchase Price by wire transfers to accounts designated by the THL Group, and the THL Group shall deliver to the Company stock certificates representing the Shares, with stock powers duly endorsed in blank attached thereto.

         2) Each member of the THL Group represents and warrants to the Company as to the Shares that such member is presenting to the Company that (a) such member's Shares are owned by such member, (b) such member's Shares are being sold free and clear of all encumbrances and liens of any kind whatsoever ("Encumbrances"), other than the restrictions imposed by Federal and state securities law, (c) such member is authorized to enter into this Letter Agreement and consummate the transactions contemplated hereby and (d) such member is fully familiar with the financial condition of the Company and has had adequate opportunity to ask and have answered questions regarding the financial and business condition of the Company.

         3) The Company represents that all necessary corporate actions have been taken and approved, including by the board of directors, to authorize the transaction contemplated herein.



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         4) This Letter Agreement shall be governed by the laws of the State of
New York and may not be modified except by a writing executed by the parties hereto.

         Please confirm your agreement to the foregoing by executing the enclosed copy of this Letter Agreement where indicated.

                                      Very truly yours,

                                      Thomas H. Lee Equity Partners, L.P.
                                      By Thomas H. Lee Equity Advisors, L.P.,
                                      its General Partner


                                      By: /s/ Thomas H. Lee
                                          --------------------------------------
                                          Name: Thomas H. Lee
                                          Title:

                                      1989 Thomas H. Lee Nominee Trust
                                      John W. Childs
                                      David V. Harkins
                                      Thomas R. Shepherd
                                      Scott A. Schoen
                                      C. Hunter Boll
                                      Steven G. Segal
                                      SGS Family L.P.
                                      Anthony J. DiNovi
                                      Thomas M. Hagerty
                                      Warren C. Smith
                                      Glenn A. Hopkins
                                      Charles W. Robins
                                      James Westra
                                      Adam Suttin
                                      Kent R. Weldon
                                      Terrence M. Mullen
                                      Todd M. Abbrecht


                                      By: /s/ Todd M. Abbrecht
                                          --------------------------------------
                                      Todd M. Abbrecht, as Attorney in Fact for
                                      the persons and entities listed above

Agreed and Accepted
Finlay Enterprises, Inc.


By: /s/ Arthur E. Reiner
    ---------------------------------
        Name: Arthur E. Reiner
        Title: Chairman & CEO